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                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                             FORM 8-K
                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) March 17, 1997


         American Express Receivables Financing Corporation
           on behalf of the American Express Master Trust
          (Issuer in respect of the 6.05% Class A Accounts
            Receivable Trust Certificates, Series 1992-1,
             the 6.60% Class A Accounts Receivable Trust
           Certificates, Series 1992-2, the 5.375% Class A
        Accounts Receivable Trust Certificates, Series 1993-1,
       the 7.15% Class A Accounts Receivable Trust Certificates,
          Series 1994-1, the 7.60% Class A Accounts Receivable
      Trust Certificates, Series 1994-2, the 7.85% Class A Accounts
   Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate
      Accounts Receivable Trust Certificates, Series 1996-1 and the
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2)
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	(Exact name of registrant as specified in its charter)


                                        33-47812
                                        33-49106
                                        33-67502
       Delaware                         33-81634             13-3632012
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(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Numbers)      Identification No.)


200 Vesey Street, New York, New York                          10285
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (212) 640-3975
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Item 5.  Other Events

	Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated March 7, 1997 for the
Distribution Date occurring on March 17, 1997 and the preceding Due Period from February 1 through February 28, 1997 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1993-1, 1994-1, 1994-2, 1994-3, 1996-1 and 1996-2 occurring on March 17, 1997, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1
and 1996-2 occurring on March 17, 1997, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
-----------                            -----------
Exhibit 20.1	    Payment Date Statements relating to interest
                    distributions on the Class A Certificates, Series 1993-1, 1994-1, 1994-2, 1994-3, 1996-1 and 1996-2
                    occurring on March 17, 1997.

Exhibit 20.2	    Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2, 1994-3, 1996-1 and 1996-2
                    occurring on March 17, 1997.

Exhibit 99.1	    Monthly Servicer's Certificate dated March 7, 1997 for
                    the Distribution Date occurring on March 17, 1997 and the preceding Due Period from February 1 through February 28, 1997 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

                                      SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

					AMERICAN EXPRESS MASTER TRUST


					By: /s/ Leslie R. Scharfstein
					    ---------------------------
					    Leslie R. Scharfstein
					    (Vice President of American
					    Express Receivables Financing
					    Corporation, Originator of the
					    American Express Master Trust)



Dated: March 17, 1997

                                EXHIBIT INDEX
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Designation		         Description                              Page
-----------   	        	 -----------                              ----
Exhibit 20.1	Payment Date Statements relating to interest                5
		distributions on the Class A Certificates, Series 1993-1, 1994-1, 1994-2, 1994-3, 1996-1
                and 1996-2, occurring on March 17, 1997.

Exhibit 20.2	Payment Date Statements relating to interest               18
		distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2, 1994-3,
		1996-1 and 1996-2 occurring on March 17, 1997.

Exhibit 99.1	Monthly Servicer's Certificate dated March 7, 1997        35
		for the Distribution Date occurring on March 17, 1997 and the preceding Due Period from February 1 through February 28, 1997 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.